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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): May 1, 2003



                       CHICAGO BRIDGE & IRON COMPANY N.V.
             (Exact name of registrant as specified in its charter)



                                 The Netherlands
                 (State or other jurisdiction of incorporation)



        1-12815                                             N.A.
(Commission File Number)                       (IRS Employer Identification No.)


            Polarisavenue 31
            2132 JH Hoofdorp
            The Netherlands                                 N.A.
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: 31-23-568-5660


                                      N.A.
          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure

         The Company has announced that it intends to sell 1,000,000 shares of its common stock in conjunction with its previously announced secondary public offering. The Company intends to use the proceeds from this sale for general corporate purposes, including payment of the remaining consideration owed on its acquisition of Petrofac, Inc. announced on April 29, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  CHICAGO BRIDGE & IRON COMPANY N.V.
                                  By:  Chicago Bridge & Iron Company B.V.
                                  Its: Managing Director


Date:  May 1, 2003                By: /s/  Gerald M. Glenn
                                      --------------------------------
                                      Managing Director